UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2016

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, the Nominating and Compensation Committee of the Board of Directors of Lionbridge finalized the 2016 Management Incentive Plan for Executive Officers. Pursuant to the terms of this Plan, certain officers of Lionbridge are eligible to receive a cash bonus, calculated on a specified percent of their respective 2016 base salary, upon attainment of revenue, profitability, business and/or identified personal objectives in 2016.

More specifically, the Committee approved the following provisions for the designated Executive Officers:

CEO, CFO:

The Chief Executive Officer and the Chief Financial Officer are each eligible to receive a cash bonus upon achievement of each of the following three equally weighted performance metrics:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2016 (1/3);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2016 (1/3); and
• Achievement of identified personal objectives (1/3).

Senior Vice President and Chief Sales Officer:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2016 (85%);
• Achievement of identified objectives achievement of efficiencies and quality enhancements related to the corporate sales function and sales operations; (15%)

Senior Vice President and General Manager, Global Offerings:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2016 (25%);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2016 (25%);
• Achievement of identified personal objectives (20%); and
• Achievement of revenue targets from Global Offerings for the year ending December 31, 2016 (30%).

Senior Vice President and General Manager, GLT (Global Language & Translation)

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2016 (30%);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2016 (50%);
• Achievement of identified personal objectives (10%); and
• Achievement of internal revenue targets associated with the Center of Revenue for which he is responsible (10%).

Personal Objectives:

The Committee established personal objective components for certain Executive Officers related to specific actions to be taken by such Executive Officer to enhance the Company’s long-term strategies, optimize revenue growth and accelerate the implementation of operational efficiencies.

The form of MIP Agreement is attached as Exhibit 10.1 to this Form 8-K and the description of such terms contained in such MIP Agreement is incorporated by reference herein.

LTIP: On January 29, 2016, the Nominating and Compensation Committee of the Board of Directors of Lionbridge Technologies, Inc. ("LTI") approved and granted to each Executive Officer and certain other key employees a long-term performance based stock incentive award (the "LTIP") under the Corporation's 2011 Stock Incentive Plan. Pursuant to the terms of the LTIP, restrictions with respect to the stock will lapse upon the achievement of revenue and profitability targets within the two calendar years from and including the year of grant. If the targets are not achieved, the shares will be forfeited by the holder.

The forms of LTIP Award Agreement is attached as Exhibit 10.2 to this Form 8-K and the description of such terms contained in such Award Agreements is incorporated by reference herein.

On January 29, 2016, the Nominating and the Compensation Committee of the Board of Directors adjusted the base salary of Richard Tobin, the Senior Vice President of Global Translation and Localization, from $320,000 to $350,000 effective February 1, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

February 3, 2016	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of Management Incentive Plan Agreement for 2016
10.2	Long Term Incentive Award Agreement for 2016